UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2015

Great China Mania Holdings, Inc.
(Exact name of registrant as specified in charter)

Florida	000-54446	59-2318378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1902, 19/F, Kodak House 2, Java Road, North Point, Hong Kong
(Address of Principal Executive Offices)

(852) 3543-1208
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 30, 2015, upon written consent of the board of directors and the majority shareholder holding a majority of the shares issued and outstanding (66%), Article I of the Articles of Incorporation was amended to change the corporate name to GME Innotainment, Inc. as follows:

ARTICLE I The name of this Corporation is GME Innotainment, Inc. . . .

A Preliminary Information Statement on Schedule 14C regarding this corporate action was filed with the SEC on June 15, 2015.  The Definitive Information Statement on Schedule 14C will be filed with the SEC and mailed to shareholders once the SEC has no further comments.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description
3(vi)	Articles of Amendment to Articles of Incorporation Name Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT CHINA MANIA HOLDINGS, INC.

Date: June 16, 2015	By:	/s/Kwan Yin Roy Kwong
Kwan Yin Roy Kwong
Chief Executive Officer and Director

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